___________________________________________________________________________





                  DATED _______________________________  1996








                   (1)        BRITISH TELECOMMUNICATIONS PLC

                   (2)        NYNEX CABLECOMMS BOLTON







               _________________________________________________

                              TRANSITION AGREEMENT
               _________________________________________________

________________________________________________________________________________


                                    CONTENTS


Introduction

Clauses

1.   Definitions and Interpretation
2.   Commencement
3.   Transition and Termination
4.   Charges
5.   Disputes
6.   Information, Forecasting and Capacity orders
7.   Testing and Initial Interconnection
8.   Review
9.   Assignment
10.  Notices
11.  New Interconnection Agreement
12.  Variations
13.  Waiver
14.  Miscellaneous
15.  Governing Law

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DATED ____________________________________ 1996


PARTIES

(1) BRITISH TELECOMMUNICATIONS PLC (registered in England No. 1800000) having its registered office at 81 Newgate Street, London, EC1A 7AJ ("BT"), and

(2) NYNEX CABLECOMMS BOLTON (registered in England No. 1883383) having its registered office at The Tolworth Tower, Ewell Road, Surbiton, Surrey, KT6 7ED (the "Operator").

INTRODUCTION


A By an agreement dated 1 August 1994 (the "Original Agreement") the Parties had agreed to connect the Operator System and the BT System.

B The Parties have agreed to enter into a New Interconnect Agreement of the same date as this Agreement which New Interconnect Agreement shall be deemed to have taken effect from the Commencement Date.

C Simultaneously with the signing of the New Interconnect Agreement the Parties agree to the termination of the Original Agreement, save to the extent set out below, on the terms and conditions of this Agreement.

IT IS AGREED AS FOLLOWS:

1.       DEFINITIONS AND INTERPRETATION

1.1 In this Agreement, except if the context requires otherwise, words and expressions have the following meanings:

"ADJUSTMENT PERIOD"     the period from the Commencement Date to the date hereof
                        (both dates inclusive);

"AGREEMENT"             this agreement including the Annexes;

"COMMENCEMENT DATE"     1 April 1995;

"NEW INTERCONNECT       the BT revised standard interconnect agreement
AGREEMENT"              between the Parties dated the same date as this
                        Agreement;

"ORIGINAL AGREEMENT"    the agreement referred to in Recital A;


1.2 Words and expressions used in the New Interconnect Agreement shall have the same meaning herein as therein.

1.3 The Interpretation Act 1978 shall apply for the purpose of interpreting this Agreement as if this Agreement were an Act of Parliament.

2.       COMMENCEMENT

2.1      This Agreement takes effect from the date hereof.


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2.2      Subject to the provisions of this Agreement, the Parties agree that the
         New Interconnect Agreement shall be deemed to have taken effect on and from the Commencement Date.

3.       TRANSITION/TERMINATION


3.1 The Parties hereby agree with effect from midnight on 31 March 1995 that the Original Agreement shall be deemed to have been terminated save to the extent necessary to give effect to the provisions of this Agreement.

3.2 Subject to the provisions of paragraphs 3, 4, and 8 of this Agreement for the Adjustment Period each Party agrees to waive all its rights under the New Interconnect Agreement to bring a claim against the other in respect of acts or omissions of the other Party occurring prior to the date hereof which constitute a breach of the New Interconnect Agreement, provided always that such act or omission of the other Party would not have been a breach of the Original Agreement had it been in force at the time when the act or omission occurred.

3.3 If a Party reasonably considers that all monies owing by each Party to the other under the Original Agreement have been paid such Party may serve a written notice on the other requesting the termination of all provisions of the Original Agreement pursuant to this Agreement.

3.4 If the Party receiving the notice pursuant to paragraph 3.3 does not serve a written notice of objection to the proposed termination of all provisions of the Original Agreement within 30 calendar days from the date of service of the notice pursuant to paragraph 3.3, the Original Agreement shall be terminated on such date as is 30 calendar days from the date of service aforesaid and the provision of paragraph 3.5 shall apply.

3.5 The Parties agree that with effect from such date as is ascertained pursuant to paragraph 3.4 on the termination of the Original Agreement (and notwithstanding such termination anything to the contrary in the Original Agreement including any provisions therein which are expressly stated to survive after such termination) each Party releases the other from each and all of its undertakings, obligations and restrictions contained in the Original Agreement and waives all rights each has (past, present and future) under the Original Agreement to bring a claim against the other pursuant to the terms of the Original Agreement in respect of events occurring prior to the date of such termination or occurring at any time thereafter.


4.       CHARGES

4.1 All Billing Information provided under the Original Agreement prior to the date hereof in respect of the Adjustment Period shall be deemed to have been provided under the New Interconnect Agreement.

4.2 All charges based on Billing Information in respect of the Adjustment Period shall, if practicable, be recalculated without adjustment of the Billing Information by the Billing Party by applying the charges specified from time to time in the Carrier Price List which apply to that period.

4.3 If re-calculation of the charges under paragraph 4.2 is not practicable because the Billing Information for Calls is in a time of day format where it has been measured in periods of Peak, Standard and Cheap (as defined in the Original Agreement), then the Billing Party shall convert the Billing Information in accordance with Annex 1and/or Annex 4, as appropriate.

4.4 If re-calculation of the charges under paragraphs 4.2 and/or 4.3 is not practicable because the Billing Information is in distance - based Call segments, then the Billing Party shall establish in accordance with Annex 2 and/or Annex 4, as appropriate the applicable Call segment category under the New Interconnect Agreement.

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4.5      The Billing Party shall re-calculate the charge for any Interconnect
         Link in accordance with Annex 3.

4.6 If a Data Management Amendment has been requested by the Operator and the Data Management Amendment has been implemented by BT since the Commencement Date, such request shall be deemed a Data Management Amendment order under the New Interconnect Agreement and BT shall apply the charges specified from time to time in the Carrier Price List to such an order.

4.7 For the purposes of re-calculating charges, a service previously provided by one Party to the other Party under the Original Agreement shall be deemed to be the equivalent service provided under the New Interconnect Agreement.

4.8 Each Party who is a Billing Party shall use its reasonable endeavours to carry out such re-calculation of charges and send appropriate invoices or credit notes not later than 90 calendar days from the date hereof provided that if Annex 1 and/or Annex 2 applies an invoice shall be sent not later than 90 calendar days from the date of ascertainment of the changes.

4.9 Notwithstanding anything herein or in the New Interconnect Agreement to the contrary nothing in this Agreement shall prejudice or constitute a waiver by either Party of its right to recover payments of amounts due in the ordinary course of business between BT and the Operator in respect of any period up to the date hereof.

4.10 Nothing in this Agreement shall give either Party a right to have a charge which applies from the Commencement Date applied in respect of any period prior to that date.

4.11 Each Party shall provide to the other invoices (or credit notes) for all amounts due to it (or owing by it) calculated or re-calculated in accordance with this Agreement and Annex B of the New Interconnect Agreement.

4.12 Each Party shall pay the charges calculated in accordance with, and within the time specified in the New Interconnect Agreement.

4.13 If an overpayment has occurred and a refund is payable interest shall be calculated and paid on the difference between the charges paid under the Original Agreement and the charges payable under the New Interconnect Agreement at the OFTEL Interest Rate calculated from the later of the date on which the relevant charges were due to be paid or were paid under the Original Agreement to the date on which the difference is paid.

4.14 If an underpayment has occurred and an amount is payable from one Party to the other there shall be included in the calculation of interest at the OFTEL Interest Rate, interest which shall be calculated and paid on the difference (if any) between the amount paid under the Original Agreement and the relevant amount charged under the New Interconnect Agreement calculated from such date as would have been the due date had the amount been invoiced under the Original Agreement.

5.       DISPUTES

5.1 In the event of a Dispute arising out of this Agreement the provisions of paragraph 26 of the main body of the New Interconnect Agreement shall apply provided that if a Dispute concerns the accuracy of an invoice the provisions of paragraph 6 of Annex B of the New Interconnect Agreement shall apply.

6.       INFORMATION, FORECASTING AND CAPACITY ORDERS

6.1 A requirement pursuant to the New Interconnect Agreement to provide or place (as the case may be) information including, nomination of Switch Connections, forecasts, Capacity Profiles, Advance Capacity Orders, Capacity Orders and requests for Capacity Rearrangements of whatsoever nature shall be deemed satisfied if the equivalent information was provided or placed

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         under the Original Agreement.  The Parties waive their respective rights under the New Interconnect Agreement to require further provision of information deemed by this paragraph to have been so provided.

7.       TESTING AND INITIAL INTERCONNECTION

7.1 For the purposes of the New Interconnect Agreement, initial interconnection shall be deemed to have taken place and all requirements in respect of such interconnection (insofar as such requirements have been complied with) shall be deemed to have been satisfied on the Commencement Date.

7.2 The switch testing referred to in paragraph 14 of Annex A of the New Interconnect Agreement shall be deemed to have been satisfactorily completed in accordance with the terms of the New Interconnect Agreement.

8.       REVIEW

8.1 The Parties acknowledge that the Original Agreement shall remain in full force and effect to the extent necessary to give effect to any settlement of monies pursuant to a review or determination by the Director General in respect of any period prior to the Commencement Date.

8.2 Without prejudice to either Party's right (whether under the Original Agreement or otherwise) legally to challenge a review or determination, the Parties undertake to modify or replace such terms of the Original Agreement as continue in force pursuant to paragraph 8.1 and/or make any such adjustments to charges as shall accord with a determination referred to in paragraph 8.1.

9.       ASSIGNMENT

9.1 Unless otherwise agreed in writing, no rights, benefits or obligations under the Agreement may be assigned or transferred, in whole or in part, by a Party without the prior written consent of the other Party.

10.      NOTICES

10.1     A notice shall be duly served if:

10.1.1   delivered by hand, at the time of actual delivery;

10.1.2   sent by facsimile, upon its receipt being confirmed;

10.1.3 sent by recorded delivery post, 4 calendar days after the day of posting.

10.2 Except where otherwise specifically provided all notices and other communications relating to this Agreement shall be in writing and shall be sent as follows:

         If to the Operator:

         The General Manager Interconnect,
         Nynex Cablecomms  Bolton
         The Tolworth Tower,
         Ewell Road,
         Surrey KT6 7ED

         If to BT:

         Contract Liaison Manager
         Nynex Cablecomms Bolton. pp 7099

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         British Telecommunications plc
         Tenter House
         45 Moorfields
         London EC2Y 9TH

         or to such other address as the Parties may from time to time notify pursuant to this paragraph 10.

11.      NEW INTERCONNECTION AGREEMENT

11.1 This Agreement insofar as it makes provision for the Adjustment Period is an amendment to the main body of the New Interconnect Agreement pursuant to paragraph 30 thereof.

12.      VARIATIONS

12.1 No variations of this Agreement shall be effective unless agreed in writing by the Parties and signed by a person nominated in writing on behalf of:

12.1.1   BT, by the director, BT Carrier Services (or his successor);

12.1.2 the Operator, by a director or the company secretary (or equivalent office holder) of the Operator.

13.      WAIVER

13.1 The waiver of any breach of, or failure to enforce, any term or condition of this Agreement shall not be construed as a waiver or a waiver of any other breach of the same or any other term or condition of this Agreement. No waiver shall be valid unless it is in writing and signed on behalf of the Party making the waiver.

14.      MISCELLANEOUS

14.1 Termination or expiry of this Agreement shall not be deemed a waiver of a breach of any term or condition of this Agreement and shall be without prejudice to a Party's rights, liabilities or obligations that have accrued prior to such termination or expiry.

15.      GOVERNING LAW

15.1 The interpretation, validity and performance of this Agreement shall be governed in all respects by the laws of England and Wales and the Parties submit to the exclusive jurisdiction of the English Courts.

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IN WITNESS WHEREOF THIS AGREEMENT was entered into the day and year first before written.





SIGNED for and on behalf of
NYNEX CABLECOMMS BOLTON
Signed: ___________________________________
Name: _____________________________________
Position: _________________________________










SIGNED for and on behalf of
BRITISH TELECOMMUNICATIONS plc
Signed: ___________________________________
Name: _____________________________________
Position: _________________________________


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                                ANNEX 1 - PART A

                                  TIME OF DAY

1.1 If Billing Information for Calls is in a time of day format of Peak, Standard and Cheap (as defined in the Original Agreement), the following steps shall be undertaken to convert the Billing Information into Daytime, Evening and Weekend (as defined in the New Interconnect Agreement).

1.2 Calls in the Peak and Standard periods shall be deemed to be Calls to which the charge for the Daytime period specified from time to time in the Carrier Price List shall apply.

1.3 Calls in the Cheap period shall be allocated to the Evening and Weekend periods in the proportion calculated as follows:

1.3.1 BT shall measure the total of the Chargeable Call Duration of Calls in each of the Evening and Weekend periods during a Billing Period.

1.3.2 The following formula shall be calculated using the Billing Information ascertained under paragraph 1.3.1:

         A = B x 100
             -
             C

         A = percentage of Call minutes in the Evening period;

         B = total Chargeable Calls Duration of Calls in the Evening period measured over the Billing Period;

         C = total Chargeable Call Duration of Calls in the Evening and Weekend periods measured over the Billing Period.

1.3.3 The total of the Chargeable Call Duration of Calls in the Cheap period shall be multiplied by A and this shall be deemed to be the proportion of Calls to which the charge for the Evening period specified from time to time in the Carrier Price List shall apply.

1.3.4 The balance of such Calls shall be deemed to be Calls to which the charge for the Weekend period specified from time to time in the Carrier Price List shall apply.

1.4 If the Parties fail to agree that the measured Calls over the Billing Period are representative of any Billing Period between the Commencement Date and the date INCA starts recording on an EBC basis, then the Parties agree that a Dispute shall be deemed to have arisen for the purposes of paragraph 5 of this Agreement.

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                                ANNEX 1 - PART B

                                  TIME OF DAY

1.1 If Billing Information for Calls to international destinations is in a time of day format of, Standard and Cheap (as defined in the Original Agreement, Annex C, Table B, Note (1)), the following steps shall be undertaken to convert the Billing Information into Daytime, Evening and Weekend (as defined in the New Interconnect Agreement).

1.1.1 BT shall measure the total of the Chargeable Call Duration of international calls in each of the Daytime, Evening and Weekend periods during a Billing Period for each international destination country or charge band as appropriate.

1.1.2 The following formulae shall be calculated using the Billing Information ascertained under paragraph 1.1.1:


         D = d  x 100  E = e  x 100  W = w  x 100  where :
             -             -             -
             C             C             C


         D =  percentage of Daytime Call minutes;

         E =  percentage of Evening Call minutes;

         W =  percentage of Weekend Call minutes;

         d = total Chargeable Calls Duration of Calls in the Daytime period measured over the Billing Period;

         e = total Chargeable Calls Duration of Calls in the Evening period measured over the Billing Period;

         w = total Chargeable Calls Duration of Calls in the Weekend period measured over the Billing Period;

         C = total Chargeable Call Duration of Calls in the Daytime, Evening and Weekend periods measured over the Billing Period ( d + e + w).

1.1.3 For each Billing Period and each International Destination Country or Charge Band as appropriate, the total of the Chargeable Call Duration
         of Calls shall be multiplied by D, E and W, respectively.   The
         products of these calculations shall be deemed to be the Chargeable Call Duration of Calls to which the charge for the relevant period specified from time to time in the Carrier Price List shall apply.

1.2 If the Parties fail to agree that the measured Calls over the Billing Period are representative of any Billing Period between the Commencement Date and the date INCA starts recording on an EBC basis, then the Table listed below shall be used to determine the allocation of such Billing Information to the appropriate time of day period.

1.3 If the Parties fail to agree that the measured Calls over the Billing Period are representative of any Billing Period between the Commencement Date and the date INCA starts recording on an EBC basis, then the Parties agree that a Dispute shall be deemed to have arisen for the purposes of paragraph 5 of this Agreement.

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                          APPENDIX TO ANNEX 1 - PART B


PERCENTAGES TO BE APPLIED TO TIMES OF DAY UNDER THE ORIGINAL AGREEMENT TO CONVERT TO TIMES OF DAY UNDER THE NEW INTERCONNECT AGREEMENT.


                                     TABLE

                                       DAYTIME          EVENING          WEEKEND         TOTAL
CHARGE BAND    Stand   Cheap   Total    Stand    Cheap   Stand    Cheap   Stand    Cheap  Stand  Cheap
     1                                   83.3     0.0     16.7   100.0      0.0     0.0    100    100
     2                                   83.3     0.0     16.7   100.0      0.0     0.0    100    100
     3                                   83.3     0.0     16.7   100.0      0.0     0.0    100    100
     4                                   83.3     0.0     16.7   100.0      0.0     0.0    100    100
     5                                   83.3     0.0     16.7   100.0      0.0     0.0    100    100
     6                                   38.7    20.8     61.3    79.2      0.0     0.0    100    100
     7                                   47.6     0.0     52.4   100.0      0.0     0.0    100    100
     8                                   47.6     0.0     52.4   100.0      0.0     0.0    100    100
     9                                   83.3     0.0     16.7   100.0      0.0     0.0    100    100
    10                                   83.3     0.0     16.7   100.0      0.0     0.0    100    100
    11                                   47.6     0.0     52.4   100.0      0.0     0.0    100    100
    12                                   47.6     0.0     52.4   100.0      0.0     0.0    100    100
    13                                   47.6     0.0     52.4   100.0      0.0     0.0    100    100
IRISH REPUBLIC                          100.0     0.0      0.0   100.0      0.0     0.0    100    100

(Note: Weekend has not been used in the allocation as the prices in the Weekend period are the same as those in Evening)

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                                ANNEX 2 - PART A

                       DISTANCE/ELEMENT-BASED CONVEYANCE

BT TELEPHONY CALLS

                             Backdating Methodology

1 If Billing Information is in distance-based Call segments, the following steps shall be taken to convert the Billing Information into element-based segments:

1.1 Calls which are DLE segment calls (as referred to in the Original Agreement) shall be deemed to be BT Local Exchange Segment Calls (as defined in the New Interconnect Agreement).

1.2 The sum of all other BT Telephony Calls shall be allocated between BT Single Tandem Segment Calls and BT Double Plus Tandem Segment Calls in the proportion calculated as follows:

1.2.1 BT shall measure the total of the Chargeable Call Duration in each of Daytime, Evening and Weekend periods of all other relevant Calls for a Billing Period for each of BT Single Tandem Segment Calls and BT Double Plus Tandem Segment Calls.

1.2.2 The following formula shall be calculated using the Billing Information ascertained under paragraph 1.2.1:

         A   =   B  x 100
                 --
                 C

         A = percentage of Call minutes being BT Single Tandem Segment Calls for the relevant time of day period;

         B = total Chargeable Call Duration of BT Single Tandem Segment Calls for the relevant time of day period measured over the Billing Period;

         C = total of Calls except BT Local Exchange Segment Calls for the relevant time of day period measured over the Billing Period.

1.2.3 The total of the Chargeable Call Duration of Calls less those for BT Local Exchange Segment Calls for each time of day period shall be multiplied by A and shall be deemed to be the proportion of Calls to which the charge for a BT Single Tandem Segment Call specified from time to time in the Carrier Price List shall apply. The balance of such Calls except BT Local Exchange Segment Calls shall be deemed to be Calls to which the charge for a BT Double Plus Tandem Segment Call specified in the Carrier Price List shall apply.

                              Fallback Methodology

1.3 If the Parties fail to agree that the measured Calls over the Billing Period are representative of any earlier Billing Period between the Commencement Date and the date INCA starts recording on an EBC distance related basis, the following formulae will be used to convert Billing Information for that period into element-based segments:

1.3.1 Calls which are DLE segment Calls (as referred to in the Original Agreement) shall be deemed to be BT Local Exchange Segment Calls (as defined in the New Interconnect Agreement)

1.3.2 Calls which are local tandem Calls (as referred to in the Original Agreement) shall be allocated to BT Single Tandem Segment Calls and BT Double Plus Tandem Segment Calls in the proportion calculated as follows:

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              BT Single Tandem Segement Calls      = local tandem Calls x  96%

              BT Double Plus Tandem Segment Calls  = local tandem Calls x   4%

              where the above percentages are the proportion of local tandem Calls in the BT network which are Calls which are equivalent to BT Single Tandem Segment Calls and BT Double Plus Tandem Segment Calls.

1.3.3 Calls which are short national Calls (as referred to in the Original Agreement) shall be allocated to BT Single Tandem Segment Calls and BT Double Plus Tandem Segment Calls in the proportion calculated as follows:

              BT Single Tandem Segement Calls     = short national Calls x 68%

              BT Double Plus Tandem Segment Calls = short national Calls x 32%


              where the above percentages are the proportion of short national Calls in the BT network which are Calls which are equivalent to BT Single Tandem Segment Calls and BT Double Plus Tandem Segment Calls.

1.3.4 Calls which are long national Calls (as referred to in the Original Agreement) shall be allocated to BT Single Tandem Segment Calls and BT Double Plus Tandem Segment Calls in the proportion calculated as follows:


              BT Single Tandem Segment Calls      = long national Calls x  14%

              BT Double Plus Tandem Segment Calls = long national Calls x  86%

              where the above percentages are the proportion of long national Calls in the BT network which are Calls which are equivalent to BT Single Tandem Segment Calls and BT Double Plus Tandem Segment Calls.

BT TRANSIT CALLS

                             Backdating Methodology

2 If Billing Information is in distance based Call segments, the following steps shall be taken to convert the Billing Information into element-based segments:

2.1 The sum of all relevant Calls under Table D I of Annex C (as referred to in the Original Agreement) shall be allocated between BT Single Tandem Transit Calls and BT Double Plus Tandem Transit Calls in the proportion calculated as follows: 2.1.1 BT shall measure the total of the Chargeable Call Duration in each of Daytime, Evening and Weekend periods and for each Third Party Operator of all relevant Calls for a Billing Period for each of BT Single Tandem Transit Calls and BT Double Plus Tandem Transit Calls.

2.1.2 The following formula shall be calculated using the Billing Information ascertained from paragraph 2.1.1:


         A    =    B  x 100
                   --
                   C

         A = percentage of Call minutes being BT Single Tandem Transit Calls for the relevant time of day period and to any Third Party Operator;

         B = total Chargeable Call Duration of BT Single Tandem Transit Calls for the relevant time of day period and to any Third Party Operator measured over the Billing Period;

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                                    13 of 18

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         C =  total of Calls for the relevant time of day period and to any
              Third Party Operator measured over the Billing Period.

2.1.3 The total of the Chargeable Call Duration for Calls for each relevant time of day period and to any Third Party Operator shall be multiplied by A and shall be deemed to be the proportion of Calls to which the charge for a BT Single Tandem Transit Call specified from time to time in the Carrier Price List shall apply. The balance of such calls shall be deemed to be Calls to which the charge for a BT Double Plus Tandem Transit Call specified in the Carrier Price List shall apply.

                              Fallback Methodology

2.2 If the Parties fail to agree that the measured Calls over the Billing Period are representative of any earlier Billing Period between the Commencement Date and the date INCA starts recording on a distance related basis, the following formulae will be used to convert Billing Information for that period into element-based segments:

2.2.1 Calls which are local tandem Calls under Table D I of Annex C shall be deemed to be BT Single Tandem Transit Calls and BT Double Plus Tandem Transit Calls in the proportion calculated as follows:

         BT Single Tandem Transit Calls       =  local tandem Calls x 96%

         BT Double Plus Tandem Transit Calls  =  local tandem Calls x  4%

         where the above percentages are the proportion of local tandem Calls in the BT network which are Calls which are equivalent to BT Single Tandem Transit Calls and BT Double Plus Tandem Transit Calls.

2.2.2 Calls which are short national Calls under Table D I of Annex C (as referred to in the Original Agreement) shall be allocated to BT Single Tandem Transit Calls and BT Double Plus Tandem Transit Calls in the proportion calculated as follows:

         BT Single Tandem Transit Calls      = short national Calls x 68%

         BT Double Plus Tandem Transit Calls = short national Calls x 32%

         where the above percentages are the proportion of short national Calls in the BT network which are Calls which are equivalent to BT Single Tandem Transit Calls and BT Double Plus Tandem Transit Calls.

2.2.3 Calls which are long national Calls under Table D I of Annex C (as referred to in the Original Agreement) shall be allocated to BT Single Tandem Transit Calls and BT Double Plus Tandem Transit Calls in the proportion calculated as follows:

         BT Single Tandem Transit Calls      = long national Calls x 14%

         BT Double Plus Tandem Transit Calls = long national Calls x 86%

         where the above percentages are the proportion of long national Calls in the BT network which are Calls which are equivalent to BT Single Tandem Transit Calls and BT Double Plus Tandem Transit Calls.

_______________________________________________________________________________
                                    14 of 18

________________________________________________________________________________

                                     DISPUTE

2.3 If under Annex 2 Part A the Parties fail to agree that the measured Calls over the Billing Period are representative of any Billing Period and subsequently fail to agree the element-based segments derived from the relevant fallback methodology, then the Parties agree that a Dispute shall be deemed to have arisen for the purposes of paragraph 5 of this Agreement.

2.4 For the avoidance of doubt, paragraphs 2.2 to 2.2.3 (inclusive) do not apply to transit Calls to non-geographic destinations. If the Parties fail to agree on transit Calls to non-geographic destinations a Dispute shall be deemed to have arisen for the purposes of paragraph 5 of the Agreement.

________________________________________________________________________________
                                    15 of 18

_______________________________________________________________________________

                                ANNEX 2 - PART B

           Distance De-averaging of Double Plus Tandem Segment Calls

1.1 There shall be measured for a Billing Period the total Chargeable Call Duration in each of Daytime, Evening and Weekend for all relevant double plus tandem segment Calls deaveraged on the distance related basis specified in paragraph 1.2 of Part B of this Annex.

1.2 The following formulae shall be calculated using Billing Information ascertained under paragraph 1.1:


          B1 = A1 x 100;          B2 = A2 x 100;          B3 = A3 x 100
               --                      --                      --
               C                       C                       C

         WHERE:

         A1, A2, A3 are the total Chargeable Call Durations of relevant double plus tandem segment Calls for the following distances:



                              A1     >0 - <100kms
                              A2    100 - <200kms
                              A3    200 + kms

         for each relevant time of day period;

         B1, B2 and B3 are the percentages calculated in the above formulae; and

         C = A1 + A2 + A3

1.3 For each Billing Period from the Commencement Date to the date when INCA starts recording on an EBC distance related basis, the total of the Chargeable Call Duration of all relevant double plus tandem segment Calls for each time of day period shall be multiplied by, B1, B2 or B3, respectively, and the product shall be the Chargeable Call Duration to which the charge for the relevant segment specified from time to time in the Carrier Price List, apply.

1.4 Pursuant to paragraphs 1.1 to 1.3 BT shall measure and calculate BT Double Plus Tandem Segment Calls and BT Double Plus Tandem Transit Calls.

1.5 It is acknowledged that the provisions of paragraphs 1.1 to 1.5 (inclusive) of this Annex 2 - Part B shall be carried out not earlier than October 1996. It is further acknowledged that, until completion of the procedure specified in paragraphs 1.1 to 1.5 (inclusive) of Annex 2 - Part B, the Interim Charge in the column for BT Double Plus Tandem Segment Calls in the distance category of 100<200 km shall apply from the Commencement Date to all BT Double Plus Tandem Segment Calls.

1.6 If the Parties fail to agree that the measured Calls over the Billing Period are representative of any Billing Period, then the Parties agree that a Dispute shall be deemed to have arisen for the purposes of paragraph 5 of this Agreement.

_______________________________________________________________________________
                                    16 of 18

________________________________________________________________________________

                                    ANNEX 3

                               INTERCONNECT LINKS

1.1 If the first rental period for an Interconnect Link commences on or after the Commencement Date, the connection charge for such Interconnection Link shall be recalculated in accordance with the New Interconnect Agreement.

1.2 Rental charges paid in advance for any rental period on or after the Commencement Date shall be recalculated in accordance with the New Interconnect Agreement.

1.3 Any agreements between the Parties for Interconnect Links provided under BT's conditions/private service in accordance with the BT Retail Price List shall be deemed to have been terminated on 31 March 1995 and such Interconnect Link shall be deemed to have been provided under the New Interconnect Agreement.

1.4 The periods of time set out in paragraph 7.8.2 of Schedule 130 of the New Interconnect Agreement for the calculation of Co and Ct shall be amended such that the relevant period of time for the calculation of rental payment from the Commencement Date to the date hereof shall be the period between the Commencement Date and the 31st December 1995.

1.5 If the Operator has obtained Customer Sited Interconnect by a contract with BT for the provision of private services in accordance with the BT Retail Price List, the Operator shall hereby be released from such contract without the payment of the rental and other charges referred to in paragraph 17.1.2 of such contract.

________________________________________________________________________________
                                    17 of 18

________________________________________________________________________________

                                    ANNEX 4

                              "OPERATOR SERVICES"

1.1 For (a) inland Transfer Charge Calls handed over from the BT System and terminating on the Operator System and (b) onward connect Calls listed in paragraph 2.3.1 of Schedule 120 of the New Interconnect Agreement the Billing Party shall convert the proportion of such Calls into Daytime, Evening and Weekend using the methodology in Annex 1, or, if the Operator has taken an NOA Service, Calls to such service shall be sampled using such the Annex 1 methodology.

1.2 For inland Transfer Charge Calls handed over from the Operator System to the BT System for which the Calling Party uses the NOA Service BT shall convert a proportion of such Calls into Daytime, Evening and Weekend by sampling all Calls to the NOA Service using the methodology in Annex 1.

1.3 For Operator International Incoming Calls handed over from the BT System to the Operator System which are international Calls BT shall convert the proportion of such Calls into BT Direct Calls and Incoming Call Collect by sampling such Calls and a further sample shall be taken to convert both such categories of Calls in the appropriate BT international charge band specified in the BT Retail Price List.

1.4 For international operator assistance Calls listed in paragraphs 2.3.1 and 2.3.2 of Schedule 122 of the New Interconnect Agreement if Billing Information is not provided on a per Call basis BT shall convert the propotions of such Calls into "Personal" and "non-personal" by sampling the Calls.

________________________________________________________________________________
                                    18 of 18

________________________________________________________________________________


General Manager Interconnect,
NYNEX Cablecomms Bolton
The Tolworth Tower
Ewell Road
Surbiton
Surrey KT6 7ED
                                                                            1996

Dear Sir
INTERCONNECT AGREEMENT BETWEEN NYNEX CABLECOMMS BOLTON AND BRITISH
TELECOMMUNICATIONS PLC DATED           DAY OF            1996 ("THE AGREEMENT")

We refer to the Agreement. Words and expressions used in this letter have the same meanings as in the Agreement.

This letter is an agreement in writing by us pursuant to paragraph 30 of the Agreement.

For the services to be provided by the Operator under the Schedules listed in Annex 1 of this letter it is agreed, on a provisional basis, pursuant to paragraph 13.2 of the Agreement (in addition to the provisions of paragraphs 19 and 20 of the Agreement), that the Interim Charges listed in Annex 1 are the Interim Charges for such services with effect from 1/04/96 for the Financial Year in Question (1/04/96 to 31/03/97).

It is agreed pursuant to paragraph 13.2.1 that the charges listed in Annex 1 shall be reviewed on the date that:

(a) a determination by the Director General of the BT Charges for the number portability service provided by BT;

(b) a determination by the Director General of the charges for the number portability service provided by the Operator; and

(c) a change (other than as a result of a determination by the Director General) of the BT Charge for the number portability service provided by BT in the Carrier Price List is published for all or portion of the Financial Year in Question (1/04/96 to 31/03/97).

Following the above reviews any changes to the charges for the Financial Year in Question (01/04/96 to 31/03/97) for any such services provided by the Operator, will take effect from 01/04/96 and the Operator or BT, as the case may be, shall recalculate the charges in respect of such service for the Financial Year in Question using the new charge and calculate the interest for any sum overpaid or underpaid at the OFTEL Interest Rate.

The Number Portability charges for the services provided by BT are listed in Annex 2 attached to this letter.

It is agreed that, where a Party (the "Requested Party") does not offer a per line set up service level which is equivalent to the service level offered by the other Party (the "Requesting Party"), the per line set up charge paid by the Requesting Party shall be the charge for the equivalent service offered by the Requesting Party.

As Number Portability described in Schedule 04 (including the services referred to in paragraph 2.9 in that Schedule) is not a standard service it will be shown in the Carrier Price List as a BT Charge.

________________________________________________________________________________
                                     1 of 2

________________________________________________________________________________

It is agreed that pending a modification of the BT Licence relating to the provision of a Number Portability service it is BT's intention to change the BT Charge for Number Portability as detailed in Schedule 04 (including the services referred to in paragraph 2.9 in that Schedule) taking into account the changes in relevant costs as such costs are used by the Director General in determining Interim Charges and Final Charges for the relevant Financial Years in Question.

Notwithstanding that any determination by the Director General of charges (if any) for services provided under Schedule 04 (including the services referred to in paragraph 2.9 in that Schedule) are determined after the date of this letter the Parties agree to apply the determined charges back to 01/04/96.

The Parties agree for the purpose of paragraph 19.1.1 of the Agreement, that modification of either Party's Licence relating to the provision of a number portability service shall entitle either Party to seek to amend the Agreement by serving a review notice.



Yours faithfully                            Accepted and agreed:





For an on behalf of                         For and on behalf of
BRITISH TELECOMMUNICATIONS PLC              NYNEX CABLECOMMS BOLTON

________________________________________________________________________________
                                     2 of 2

ANNEX 1

NYNEX CABLECOMMS BOLTON

1. NUMBER PORTABILITY CHARGES


Per line set up charge


Fax based, no Real Time Router         Pounds Sterling        9.23
Electronic Data Interchange, no
Real Time Router                       Pounds Sterling        8.03
Fax based, Real Time Router in use     Pounds Sterling        8.60
Electronic Data Interchange, Real
Time Router in use                     Pounds Sterling        7.40

Data Build Charges

Fixed charge                           Pounds Sterling    1,886.44
Zone charge                            Pounds Sterling       41.13
Processor charge                       Pounds Sterling       42.84


Where BT's requirement results in more than one prefix being implemented at the same time at a particular Operator switch then the processor charge for the second and each further prefix implementation shall be;


Processor charge                       Pounds Sterling       16.91

ANNEX 2

BT

1. NUMBER PORTABILITY CHARGES

Per line set up charge

Fax based, no Real Time Router         Pounds Sterling        9.23
Electronic Data Interchange, no
Real Time Router                       Pounds Sterling        8.03
Fax based, Real Time Router in use     Pounds Sterling        8.60
Electronic Data Interchange, Real
Time Router in use                     Pounds Sterling        7.40

Additional Conveyance Charges

                                  Daytime         Evening        Weekend
Pence per minute                    0.15            0.09           0.07

Data Build Charges


Fixed charge                           Pounds Sterling    1,886.44
Zone charge                            Pounds Sterling       41.13
Processor charge per system X          Pounds Sterling       42.84
Processor charge per system AXE10      Pounds Sterling       44.83

Where the Operator's requirement results in more than one prefix being implemented at the same time at a particular BT switch then the processor charge for the second and each further prefix implementation shall be;

Processor charge per system X          Pounds Sterling       16.91
Processor charge per system AXE10      Pounds Sterling       18.90


_______________________________________________________________________________
                                     1 of 1

________________________________________________________________________________

The General Manager
NYNEX CableComms Bolton
The Tolworth Tower
Ewell Road
Surbiton
Surrey     KT6 7ED
                                                                          1996


Dear Sir,

INTERCONNECT AGREEMENT BETWEEN NYNEX CABLECOMMS BOLTON
AND BRITISH TELECOMMUNICATIONS PLC DATED          DAY OF          1996
("THE AGREEMENT")

We refer to the Agreement. Words and expressions used in this letter have the same meaning as in the Agreement.

This letter is an agreement in writing by us pursuant to paragraph 30 of the Agreement.

Interim Charges are agreed for the services to be provided by the Operator, on a provisional basis, pursuant to paragraph 13.2 of the Agreement (in addition to provisions of paragraphs 19 and 20 of the Agreement), listed in:

a) Annex 1 attached to this letter with effect from 1/04/95 for the Financial Year in Question (1/04/95 to 31/03/96); and

b) Annex 2 attached to this letter with effect from 1/04/96 for the Financial Year in Question (1/04/96 to 31/03/97).

It is agreed pursuant to paragraph 13.2.1 that the charges listed in Annex 1 shall be reviewed on the date that a determination by the Director General of the Final Charges for Standard Services provided by BT for the Financial Year in Question (1/04/95 to 31/03/96) is published.

It is further agreed pursuant to paragraph 13.2.1 that the charges listed in Annex 2 shall be reviewed on the date that a determination by the Director General of the:

a)   Interim Charges; and
b)   Final Charges

for Standard Services provided by BT for the Financial Year in Question (1/04/96 to 31/3/97) is published.

Following the above reviews any changes to the charges for the Financial Year in Question (1/04/95 to 31/03/96) for any service provided by the Operator, will take effect from 1/04/95 and the Operator or BT, as the case may be, shall recalculate the charges in respect of such service for the Financial Year in Question using the new charge and calculate the interest for any sum overpaid or underpaid at the OFTEL Interest Rate calculated from the later of the date on which the relevant charges were due to be paid or were paid to the date on which the difference is paid.

Following the above reviews any changes to the charges for the Financial Year in Question (1/04/96 to 31/03/97) for any service provided by the Operator, will take effect from 1/04/96 and the Operator

________________________________________________________________________________
                                     1 of 9

________________________________________________________________________________

or BT, as the case may be, shall recalculate the charges in respect of such service for the Financial Year in Question using the new charge and calculate the interest for any sum overpaid or underpaid at the OFTEL Interest Rate calculated from the later of the date on which the relevant charges were due to be paid or were paid to the date on which the difference is paid.

It is agreed that the charges for the services to be provided by the Operator under Schedule 546 are those referred to in Annex 3 attached to this letter.

Yours faithfully,                               Accepted and agreed:





For and on behalf of                            For and on behalf of
BRITISH TELECOMMUNICATIONS PLC                  NYNEX CABLECOMMS BOLTON

________________________________________________________________________________
                                     2 of 9

_______________________________________________________________________________

ANNEX 1

FINANCIAL YEAR IN QUESTION  01/4/95 TO 31/03/96

NYNEX CABLECOMMS BOLTON



The Interim Charges to be inserted into the Carrier Price List for the following schedules to the Interconnect Agreement between NYNEX CableComms Bolton and BT are : -


SCHEDULE             Daytime     Evening     Weekend
541                  1.174       0.693       0.519
545                  1.174       0.693       0.519





NOTES :

1) Daytime, Evening and Weekend are as defined in the BT Revised Standard Contract.

2) Charges are quoted in Pence per Minute.

_______________________________________________________________________________
                                     3 of 9

_______________________________________________________________________________

ANNEX 1 CONT

IN SPAN INTERCONNECTION (ISI) & INTERCONNECT EXTENSION CIRCUITS

See ANNEX C, Schedule 01 of the Revised Standard Contract..

OPERATOR  CHARGES
The Review Date for charges under this Schedule is 1st April 1996 and each anniversary thereafter.

_____________________________________________________________________________________________________

                          DESCRIPTION                                               INTERIM
                                                                                    CHARGE
_____________________________________________________________________________________________________

ISI
- - Connection of ISI Interconnect Link                                         Pounds Sterling Nil
- - Rental of ISI Interconnect Link from jointing chamber to BT premises where the jointing chamber is:
- - Agreed                                                                      Pounds Sterling Nil
- - Nominated                                                                 Pounds Sterling 125.00
                                                                              per 100 metres p.a.
                                                                                  (1,2,3b,8)
- - new duct                                                                 See BT Retail Price List
                                                                                 (MegaStream)
_____________________________________________________________________________________________________

INTRABUILDING LINKS (9)
- - Connection                                                               Pounds Sterling 1161.00
                                                                                per 2 Mbit/s
- - Rental                                                                   Pounds Sterling 68.00 per
                                                                              2 Mbit/s p.a. (3a)
_____________________________________________________________________________________________________

SIGNALLING LINK SET (including one route type) - unidirectional
- - Connection                                                               Pounds Sterling 2790.00
                                                                              per 2x2 Mbit/s
- - Rental                                                                   Pounds Sterling 188.00
                                                                           per 2x2 Mbit/s p.a. (3a)
Additional Route Type if ordered at same time as                           Pounds Sterling 416.00
                                                                             per Traffic Route
Signalling Link Set - Connection.
Additional Route Type if ordered subsequent to                             Pounds Sterling 666.00
                                                                             per Traffic Route
Signalling Link Set - Connection.
_____________________________________________________________________________________________________

MULTIPLEXOR SERVICE FOR PDH
- - Connection                                                               Pounds Sterling 296.00
                                                                                 per 2 Mbit/s
- - Rental                                                                   Pounds Sterling 15.00 per
                                                                              2 Mbit/s p.a. (3a)
MULTIPLEXOR SERVICE FOR SDH
- - Connection                                                               Pounds Sterling 584.00
                                                                                 per 2 Mbit/s
- - Rental                                                                   Pounds Sterling 122.50 per
                                                                               2 Mbit/s p.a. (3a)

_______________________________________________________________________________
                                     4 of 9

_______________________________________________________________________________________________
                      DESCRIPTION                                      INTERIM
                                                                       CHARGE
_______________________________________________________________________________________________

INTERCONNECTION EXTENSION CIRCUIT (IEC)
- - Connection                                                   Pounds Sterling 440.87
                                                                    per 2 Mbit/s
- - Rental - Fixed Element                                     Pounds Sterling 3253.26 per
                                                                 2 Mbit/s p.a. (3a)
- - plus Rental - per Km charge                             Pounds Sterling 43.62 per 2 M/bits
                                                                    p.a. (3a & 7)
_______________________________________________________________________________________________

RE-ARRANGEMENTS (6)
- - of a Route Type                                             Pounds Sterling 514.00 per
                                                                   Traffic Route
- - of a Signalling Link Set, including one Route             Pounds Sterling 874.00 per 2x2
Type, to a different BT Switch Connection.                             Mbit/s
- - of an additional Route Type to a different                  Pounds Sterling 416.00 per
                                                                   Traffic Route
BT Switch Connection.
- - of an Intrabuilding Link to a different                    Pounds Sterling 514.00 per 2
                                                                       Mbit/s
BT Switch Connection.
- - of a Signalling Link Set, including one Route             Pounds Sterling 1791.00 per 2x2
Type, to a different Operator Switch Connection.                       Mbit/s
- - of an additional Route Type to a different                Pounds Sterling 416.00 per
                                                                   Traffic Route
Operator Switch Connection.
- - of an Intrabuilding Link to a different                    Pounds Sterling 972.00 per 2
                                                                       Mbit/s
Operator Switch Connection.
Operator  Switch modification due to BT bearer change        Pounds Sterling 626 .00 per 2
                                                                       Mbit/s
_______________________________________________________________________________________________

NOTES :

1) Distance charged will be radial distance between relevant buildings and the Point of Connection.

2)   Or part thereof, ignoring the first 100 metres.

3a)  Rental is payable annually in advance.

3b)  Rental is payable annually in arrears.

4)   Distance charged will be actual distance.

5)   Charges to be met by the Party requesting the Capacity re-arrangement.

6)   Rental charges will continue to apply to re-arranged links.

7) Distance charged will be the radial distance between the relevant building and the Remote Switch.

8)   The rental is calculated in accordance with Schedule 01 paragraph 11.

9) If an IBL contains a Signalling Link supporting unidirectional traffic, that IBL charge is contained within the unidirectional Signalling Link Set Charge applicable to that Signalling link

_______________________________________________________________________________
                                     5 of 9

________________________________________________________________________________

ANNEX 2

FINANCIAL YEAR IN QUESTION  01/4/96 TO 31/03/97

NYNEX CABLECOMMS BOLTON



The Interim Charges to be inserted into the Carrier Price List for the following schedules to the Interconnect Agreement between NYNEX CableComms Bolton and BT are : -


SCHEDULE              Daytime    Evening    Weekend

541                   1.174      0.693      0.519

545                   1.174      0.693      0.519

Notes :

1) Daytime, Evening and Weekend are as defined in the BT Revised Standard Contract.

2)  Charges are quoted in Pence per Minute.

________________________________________________________________________________
                                     6 of 9

________________________________________________________________________________


ANNEX 2 CONT

IN SPAN INTERCONNECTION (ISI) & INTERCONNECT EXTENSION CIRCUITS

See ANNEX C, Schedule 01 of the Revised Standard Contract..

OPERATOR  CHARGES
The Review Date for charges under this Schedule is 1st April 1997 and each anniversary thereafter.


________________________________________________________________________________________

                          DESCRIPTION                                    INTERIM
                                                                          CHARGE
___________________________________________________________________________________________

ISI
- - Connection of ISI Interconnect Link                                Pounds Sterling Nil
- - Rental of ISI Interconnect Link from jointing chamber to BT premises where the jointing chamber is:
- - Agreed                                                             Pounds Sterling Nil
- - Nominated                                                         Pounds Sterling 125.00
                                                                      per 100 metres p.a.
                                                                         (1,2,3b,8)
- - new duct                                                           See BT Retail Price
                                                                      List (MegaStream)
___________________________________________________________________________________________

INTRABUILDING LINKS (9)
- - Connection                                                       Pounds Sterling 1161.00
                                                                        per 2 Mbit/s
- - Rental                                                          Pounds Sterling 68.00 per
                                                                     2 Mbit/s p.a. (3a)
___________________________________________________________________________________________

SIGNALLING LINK SET (including one route type) - unidirectional
- - Connection                                                      Pounds Sterling 2790.00
                                                                      per 2x2 Mbit/s
- - Rental                                                          Pounds Sterling 188.00
                                                                  per 2x2 Mbit/s p.a. (3a)
Additional Route Type if ordered at same time as                  Pounds Sterling 416.00
Signalling Link Set - Connection.                                   per Traffic Route

Additional Route Type if ordered subsequent to                    Pounds Sterling 666.00
Signalling Link Set - Connection.                                    per Traffic Route
__________________________________________________________________________________________

MULTIPLEXOR SERVICE FOR PDH
- - Connection                                                      Pounds Sterling 296.00
                                                                      per 2 Mbit/s
- - Rental                                                          Pounds Sterling 15.00
                                                                  per 2 Mbit/s p.a. (3a)
__________________________________________________________________________________________

MULTIPLEXOR SERVICE FOR SDH
- - Connection                                                      Pounds Sterling 584.00
                                                                      per 2 Mbit/s
- - Rental                                                                 Pounds
                                                                  Sterling 122.50.00 per
                                                                    2 Mbit/s p.a. (3a)

________________________________________________________________________________
                                     7 of 9

_______________________________________________________________________________

_______________________________________________________________________________________________

                      DESCRIPTION                                     INTERIM
                                                                      CHARGE
_______________________________________________________________________________________________

INTERCONNECTION EXTENSION CIRCUIT (IEC)
- - Connection                                             Pounds Sterling 440.87 per 2
                                                                     Mbit/s
- - Rental - Fixed Element                                    Pounds Sterling 3253.26 per
                                                                2 Mbit/s p.a. (3a)
- - plus Rental - per Km charge                            Pounds Sterling 43.6 2 per 2 M/bits
                                                                   p.a. (3a & 7)
_______________________________________________________________________________________________

RE-ARRANGEMENTS (6)
- - of a Route Type                                            Pounds Sterling 514.00 per
                                                                  Traffic Route
- - of a Signalling Link Set, including one Route            Pounds Sterling 874.00 per 2x2
  Type, to a different BT Switch Connection.                           Mbit/s
- - of an additional Route Type to a different                 Pounds Sterling 416.00 per
                                                                  Traffic Route
  BT Switch Connection.
- - of an Intrabuilding Link to a different                    Pounds Sterling 514.00 per 2
                                                                      Mbit/s
  BT Switch Connection.
- - of a Signalling Link Set, including one Route            Pounds Sterling 1791.00 per 2x2
  Type, to a different Operator Switch Connection.                      Mbit/s
- - of an additional Route Type to a different                  Pounds Sterling 416.00 per
                                                                  Traffic Route
  Operator Switch Connection.
- - of an Intrabuilding Link to a different                    Pounds Sterling 972.00 per 2
                                                                       Mbit/s
  Operator Switch Connection.
  Operator Switch modification due to BT bearer change     Pounds Sterling 626.00 per 2Mbit/s
_______________________________________________________________________________________________

NOTES :

1) Distance charged will be radial distance between relevant buildings and the Point of Connection.

2)   Or part thereof, ignoring the first 100 metres.

3a)  Rental is payable annually in advance.

3b)  Rental is payable annually in arrears.

4)   Distance charged will be actual distance.

5)   Charges to be met by the Party requesting the Capacity re-arrangement.

6)   Rental charges will continue to apply to re-arranged links.

7) Distance charged will be the radial distance between the relevant building and the Remote Switch.

8)   The rental is calculated in accordance with Schedule 01 paragraph 11.

9) If an IBL contains a Signalling Link supporting unidirectional traffic, that IBL charge is contained within the unidirectional Signalling Link Set Charge applicable to that Signalling link

_______________________________________________________________________________
                                     8 of 9

________________________________________________________________________________

ANNEX 3

FINANCIAL YEAR IN QUESTION  01/4/96 TO 31/03/97

NYNEX CABLECOMMS BOLTON

                                  SCHEDULE 546

The charges specified from time to time in the Carrier Price List for Schedule 541 shall apply to Calls under Schedule 546.

________________________________________________________________________________
                                     9 of 9

_______________________________________________________________________________

General Manager Interconnect,
NYNEX Cablecomms Bolton
The Tolworth Tower
Ewell Road
Surbiton
Surrey KT6 7ED
1996

Dear Sir,

STANDARD INTERCONNECT AGREEMENT BETWEEN NYNEX CABLECOMMS BOLTON AND BRITISH
TELECOMMUNICATIONS PLC DATED      OF     1996

We have, today, entered into an Interconnect Agreement "the Agreement" which provides for a process for the review and possible determination of certain matters. This letter is an agreement, pursuant to paragraph 19.1.3 of the main body of the Agreement, to the effect that those matters set out in the annex to this letter shall be reviewed. This annex sets out the title and probable part of the contract text of the matter to be reviewed in column 1, the period of time for reaching agreement in substituton of the period of time referred to in paragraph 20.1 in column 2 and brief details of the matter to be reviewed in column 3.

This letter is a review notice in relation to such matters for the purposes of paragraph 19.2 where the deemed date of service of the review notice shall be 1 April 1996. If we fail to reach agreement in respect of a matter in column 1 of the annex within the time period set out alongside it in column 2, then either of us may, where appropriate, request in writing the Director General of Telecommunications to make a determination. Where the matter is of a financial nature the effective date of the agreements or determinations shall be 1 April 1996. For all other matters the effective date shall be the date when any amendment to give effect to such agreement or determination is incorporated into the Agreement.

Secondly, this letter acknowledges that there are other matters deserving of further consideration between BT and the OLO Group. It is our intention to set up a Forum, the purpose of which will be to continue the discussion process which preceded the coming into being of the Agreement. The initial agreed set of issues to be dealt with by this Forum are those contained in the annex but we also agree that either of us may table other issues for discussion. As and when any issue is agreed between us, we will incorporate such agreement into the Agreement entered into today (as the same may have been amended by us subsequently).

Thirdly, BT acknowledges that changes to the Agreement will be made available to all operators, whether such changes are brought about as a consequence of agreement following a review or as a consequence of determination by the Director General.


Yours faithfully,                        Agreed and accepted


__________________________________       __________________________________
For and on behalf of                     For and on behalf of
BRITISH TELECOMMUNICATIONS PLC           NYNEX CABLECOMMS BOLTON

_______________________________________________________________________________
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ANNEX

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ISSUE                               PERIOD OF TIME      DETAILS OF ISSUES
                                    FOR REVIEW
____________________________________________________________________________________________________________________________
Interim Prices for New Services     One day             The Operator believes that where agreement cannot be reached, the
(Main Body paragraph 8)                                 temporary interconnect prices, for conveying calls to a new PSTN services should be established by the Operator launching the service in question. This would be a reciprocal arrangement. In each case the matter could be referred in due course to OFTEL for
                                                        determination of the price.

                                                        Both Parties would, of course, remain free to set retail charges for new services as they see fit (subject to relevant fair trading constraints within their respective Licences).

                                                        BT and the Operator have been unable to agree that the Party launching the service should establish the temporary
                                                        interconnect charges, in all instances.
____________________________________________________________________________________________________________________________
0800 Number Range digit length      2 months            BT currently operates 6 digit 0800 numbers. BT's current access
(Schedule 110 and 311)                                  service is based upon seven digit 0800 numbers for OLOs. The
                                                        Operator would like a method to be adopted to enable BT or the
                                                        Operator to use either 6 or 7 digits.
____________________________________________________________________________________________________________________________
Connection Charges for CSI         1 month             The Operator believes that no connection charges should be payable
provided under paragraph 3.2                            for CSI for BT's use provided under the circumstances set out
of the Main Body                                        in paragraph 3.2 of the Main Body.
____________________________________________________________________________________________________________________________
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
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ISSUE                               PERIOD OF TIME      REVIEW NOTICE
                                    FOR REVIEW
_______________________________________________________________________________________________________________________________

ISI "bothway" (Schedule 01)        6 months             The Parties agree that this is a new product for which the detailed requirements are yet to be developed. The basic requirement is for both Parties' traffic to be carried in the same Traffic Routes on ISI.
                                                        Whilst technically feasible, work needs to be undertaken to ensure that each Party's Calls cannot be inadvertently "blocked" by the other and to develop appropriate billing mechanisms.
_______________________________________________________________________________________________________________________________
Charging for 0800 Calls            2 months             BT maintains that where the Operator charges its customer for access
(Schedule 110 and 311)                                   to 0800 calls it should be obliged to inform the customer. The
                                                        Operator does not see the need for the contract to impose this requirement.
_______________________________________________________________________________________________________________________________
DMA timescales (Schedule 140)      6 months             The Operator wishes to have a DMA process that is faster than the current process either for all or some DMAs.
_______________________________________________________________________________________________________________________________
DMA Abatement of Charges           6 months             The Operator seeks financial compensation for late or incorrect
(Schedule 140)                                          DMAs. BT believes the Operator already has a right to compensation for damage under the contract. Any form of abatement would be a disincentive to the faster process requested.
_______________________________________________________________________________________________________________________________
NIS Abatement of Charges          6 months              The Operator seeks financial compensation for late or incorrect entries
(Schedule 150)                                          into NIS. In such event BT would require payment for work
                                                        associated with rejecting erroneous entries. BT is currently developing a new product to enable the Operator to enter its customer details into NIS.
_______________________________________________________________________________________________________________________________
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

ANNEX

___________________________________________________________________________________________________________________________

ISSUE                               PERIOD OF TIME      REVIEW NOTICE
                                    FOR REVIEW
____________________________________________________________________________________________________________________________
CSI Separation (Schedule 130)        6 months           The Parties agree that this is a product that needs a new product definition and price.
___________________________________________________________________________________________________________________________
NIS Charges (Schedule 150)          12 months           NIS charging is being considered by OFTEL as  part of the review of the Use of Directory Information. The results of this may need to be accommodated in the Agreement.
___________________________________________________________________________________________________________________________
Duct Charges (Schedule 01            6 months           BT charges for duct are the BT retail charges. The  Operator
and 130)                                                disputes this basis. The OFTEL consultation on duct and pole sharing is considering this issue. The results may need to be accommodated into the Agreement.
___________________________________________________________________________________________________________________________
IDD charges where the                2 months           BT charges for IDD for routes where the Operator is providing
Operator has an                                         service under its own licence are retail rates. The Operator believes
International or ISR                                    that the "condition 13" IDD rates should apply.
Licence (Schedule 104)
___________________________________________________________________________________________________________________________
DMA Charges (Schedule 140)           9 months           This issue is whether charges should be levied for any or all DMA requested in the other Party's network. The Parties may continue discussing this matter in connection with the other DMA issues noted above. This is being addressed by OFTEL as part of a review of residual structural barriers. The results may need to be built into the contract.
___________________________________________________________________________________________________________________________
New Services Notice Periods          3 months           Where either Party launches a PSTN service with obligatory access,
for PSTN services (Main Body                            (such as a new value added service) it should provide notice to
para 8)                                                 the other Party to enable access from the other Party's customers.
                                                        Such period of time needs to be agreed.
___________________________________________________________________________________________________________________________
New Services Notice Periods         12 months           The notice period of the launch of new services is planned to be
for NON PSTN services                                   considered by the IPF Sub Group. The results of this may need to
(Main Body para 8)                                      be built into the Agreement.
___________________________________________________________________________________________________________________________
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